UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2003

ATRIX LABORATORIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18231	84-1043826

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

2579 Midpoint Drive, Fort Collins, Colorado	80525

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (970) 482-5868

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 12.  Results of Operations and Financial Condition.

          On October 30, 2003, Atrix Laboratories, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRIX LABORATORIES, INC.

	By:	/s/ Mark A. Wallace

Mark A. Wallace
Chief Financial Officer, Secretary
and Treasurer
Date: October 30, 2003

3

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 30, 2003